UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01  Entry into a Material Definitive Agreement

On May 11, 2020, Exela Technologies, Inc. (the “Company”), Exela Receivables 1, LLC and Exela Receivables Holdco, LLC entered into a Forbearance Agreement relating to its Loan and Security Agreement, dated as of January 10, 2020 (as amended, the “A/R Facility”), with TPG Specialty Lending, Inc., as administrative agent, and the lenders party thereto (the “Forbearance Agreement”), pursuant to which the administrative agent and each lender have agreed to forbear from exercising their respective rights and remedies under the A/R Facility resulting from the Company's failure to timely deliver audited financial statements for its fiscal year ended December 31, 2019 by the deadline specified in the A/R. Facility.  The forbearance period shall continue until the earlier of May 21, 2020 or the occurrence of an Additional Event of Default (as such term is defined in the Forbearance Agreement).  There can be no assurance that the Company’s financial statements will be filed prior to the end of such forbearance period, in which case the Company may seek a further extension, although there can be no assurance that any such additional forbearance will be granted.  The foregoing description of the Forbearance Agreement does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Forbearance Agreement, and is subject to and qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein in its entirety by reference.

Item 8.01 Other Events

As previously reported, on April 23, 2020, the Company received a notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(2) (the “Rule”) because it had failed to maintain a minimum of $35 million in Market Value of Listed Securities (“MVLS”). Since then, the Staff has determined that for the last 10 consecutive business days, from April 30, 2020 to May 13, 2020, the Company's MVLS has been $35 million or greater. As a result, the Company has regained compliance with the Rule and the Staff has indicated that the matter is now closed.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Forbearance Agreement, dated May 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exela Technologies, Inc.

By:	/s/ Erik Mengwall
Erik Mengwall
Secretary

Dated: May 14, 2020